                           GREEN TREE FINANCIAL CORP.


                        CERTIFICATE OF SERVICING OFFICER






The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust (N.A), as Trustee of Home Equity Loan Trust 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:



1. The Monthly Report for the period from December 1, 1997 to December 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and



2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.



IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.



                                    GREEN TREE FINANCIAL CORP.



                                    BY: /s/ Phyllis A. Knight
                                        --------------------------
                                        Phyllis A. Knight
                                        Senior Vice President and
                                        Treasurer

                           GREEN TREE FINANCIAL CORP.


                  CERTIFICATE REGARDING REPURCHASED CONTRACTS



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1997 between the Company and First Trust National Association, as Trustee of HOME EQUITY LOAN TRUST 1997-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:



1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.



2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.



IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of January, 1998.



                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Senior Vice President and
                                    Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997


                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0

     CLASS HE: A CERTIFICATES
     ------------------------



1.  (a) Sub-Pool HE Amount Available
        (including Monthly Servicing Fee)                        $8,903,722.92

    (b) Class HE: M-1 Interest Deficiency Amount
        (if any), Class HE: M-2 Interest Deficiency
        Amount (if any) and Class HE: B-1 Interest
        Deficiency Amount (if any) withdrawn for prior
        Payment Date                                                       .00

    (c) Sub-Pool HE Amount Available after giving effect to
        withdrawal of any Class HE: M-1 Interest Deficiency
        Amount, Class HE: M-2 Interest Deficiency Amount and
        Class HE: B-1 Interest Deficiency Amount for prior
        Payment Date                                              8,903,722.92

2. Aggregate Interest

     (a)    Class HE: A-1 ARM Pass-through Rate      6.21047%
     (b)    Class HE: A-1 Interest                                  167,539.60
     (c)    Class HE: A-1 Pass-through Rate             6.02%
     (d)    Class HE: A-1 Interest                                    4,490.39
     (e)    Class HE: A-2 Pass-through Rate             6.28%
     (f)    Class HE: A-2 Interest                                  191,754.57
     (g)    Class HE: A-3 Pass-through Rate             6.61%
     (h)    Class HE: A-3 Interest                                  345,504.70
     (i)    Class HE: A-4 Pass-through Rate             6.81%
     (j)    Class HE: A-4 Interest                                  116,655.30
     (k)    Class HE: A-5 Pass-through Rate             7.15%
     (l)    Class HE: A-5 Interest                                  334,858.33
     (m)    Class HE: A-6 Pass-through Rate             7.12%
     (n)    Class HE: A-6 Interest                                  241,379.87

3. Amount applied to Unpaid Class HE: A Interest Shortfall                 .00

4. Remaining Unpaid Class HE: A Interest Shortfall                         .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 2



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



     PRINCIPAL


5.  Class HE: A-1ARM Formula Principal Distribution Amount:
    (lesser of Class HE: A-1ARM Principal Balance or sum of (a)-(f))
     (a)  Scheduled Principal              11,433.75
     (b)  Principal Prepayments           658,400.46
     (c)  Liquidated Contracts                   .00
     (d)  Repurchases                            .00
     (e)  Clause (v) of defination               .00
     (f)  June 2029 Payment Date:
          Scheduled Principal Balance of
          Adjustable Rate Contracts              .00

                Total Principal                                     669,834.21


6.  Class A Formula Principal Distribution Amount:

     (a)  Scheduled Principal             288,292.61
     (b)  Principal Prepayments         5,124,554.84
     (c)  Liquidated Contracts             88,632.40
     (d)  Repurchases                            .00
     (e)  Previously undistributed Principal
          Amounts                                .00
     (f)  Less Class HE: A-1ARM Formula
          Principal Distribution Amount          .00

               Total Principal                                    5,501,479.85

7.  HE Pool Scheduled Principal Balance                         288,643,583.78
     (a)  Fixed Rate Home Equity Contracts                      257,985,335.03
     (b)  Adjustable Rate Contracts                              30,658,248.75

8.  Senior Percentage for such Payment Date                                100%

9.  Class HE: A-6 Lockout Percentage for such Payment Date                 100%

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 3



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



10. Class HE: A Principal Distribution:

     (a)  Class HE: A-1ARM                                          669,834.21
     (b)  Class HE: A-6 Lockout Remittance Amount                          .00
     (c)  Balance of Senior Percentage of Formula
          Principal Distribution Amount
          (i)   Class HE: A-1                                       895,093.88
          (ii)  Class HE: A-2                                     4,606,385.97
          (iii) Class HE: A-3                                              .00
          (iv)  Class HE: A-4                                              .00
          (v)   Class HE: A-5                                              .00
          (vi)  Class HE: A-6                                              .00

11.  Class HE: A Principal Balance:

     (a)  Class HE: A-1ARM Principal Balance                     30,658,248.75
     (b)  Class HE: A-1 Principal Balance                                  .00
     (c)  Class HE: A-2 Principal Balance                        32,034,614.03
     (d)  Class HE: A-3 Principal Balance                        62,724,000.00
     (e)  Class HE: A-4 Principal Balance                        20,556,000.00
     (f)  Class HE: A-5 Principal Balance                        56,200,000.00
     (g)  Class HE: A-6 Principal Balance                        40,682,000.00

   CLASS HE: M-1 CERTIFICATES
   --------------------------

12.  Amount Available less the Class HE:
     A Distribution Amount (including Monthly
     Servicing Fee)                                               1,330,226.10

     INTEREST on Class HE: M-1 Principal Balance less
     Class HE: M-1 Liquidation Loss Principal Amount

13.  Current Interest
     (a) Class HE: M-1 Pass-through Rate                7.65%
     (b) Class HE: M-1 Interest                                     114,673.50

14. Amount applied to Unpaid Class HE: M-1 Interest Shortfall              .00

15. Amount applied to Class HE: M-1 Interest Deficiency Amount             .00

16. Remaining unpaid Class HE: M-1 Interest Deficiency Amount              .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 4



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



17. Remaining Unpaid Class HE: M-1 Interest Shortfall                      .00

    PRINCIPAL

18. Class M-1 Formula Principal Distribution Amount:

          (a)    Scheduled Principal            .00
          (b)    Principal Repayments           .00
          (c)    Liquidated Contracts           .00
          (d)    Repurchases                    .00
          (e)    Previously undistributed
                 Principal Amounts              .00
          (f)    Less Class HE: A-1ARM Formula
                 Principal Distribution Amount  .00

                    Total Principal                                        .00

19. Pool Scheduled Principal Balance of Sub-Pool HE             257,985,335.03
    Scheduled Principal Balance of Adjustable
    Rate Contracts                                               30,658,248.75

20. Sub-Pool HE Senior Percentage for such Payment Date                    100%

21. Class HE: M-1 Principal Balance                                        .00

22. Class HE: M-1 Principal Balance                              17,988,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

23.  Aggregate Liquidation Loss Principal Amount                           .00

24.  Class HE: M-1 Liquidation Loss Principal Amount                       .00

25.  Interest at Class HE: M-1 Pass-Through Rate on:

          (a)  Class HE: M-1 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HE: M-1 Liquidation Loss Interest
               Shortfall                                                   .00

26.  Amount applied to such interest                                       .00

27.  Liquidation Loss interest remaining unpaid                            .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 5



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



     CLASS HE: M-2 CERTIFICATES
     --------------------------

28.  Amount Available less the Class HE:
     A Distribution  Amount and Class HE: M-1 Distribution
     Amount (including Monthly Servicing Fee)                     1,215,552.60

     INTEREST

29.  Current Interest
          (a)  Class HE: M-2 Pass-Through Rate  7.80%
          (b)  Class HE: M-2 Interest                                74,405.50

30.  Amount applied to Unpaid Class HE: M-2 Interest Shortfall             .00

31.  Amount applied to Class HE: M-2 Interest Deficiency Amount            .00

32.  Remaining unpaid Class HE: M-2 Interest Deficiency Amount             .00

33.  Remaining unpaid Class HE: M-2 Interest Shortfall                     .00

     PRINCIPAL

34.  Class M-2 Formula Principal Distribution Amount:
          (a)    Scheduled Principal            .00
          (b)    Principal Prepayments          .00
          (c)    Liquidated Contracts           .00
          (d)    Repurchases                    .00
          (e)    Previously undistributed
                 Principal Amounts              .00
          (f)    Less Class HE: A-1ARM Formula
                 Principal Distribution Amount  .00

                                 Total Principal                           .00


35.  Pool Schedule Principal                                    257,985,335.03
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                              30,658,248.75

36.  Senior Percentage for such Payment Date                               100%

37.  Class HE: M-2 Principal Distribution                                  .00

38.  Class HE: M-2 Principal Balance                             11,447,000.00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 6



                                 Distribution Date:1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

39.  Aggregate Liquidation Loss Principal Amount                           .00

40.  Class HE: M-2 Liquidatin Loss Principal Amount                        .00

41.  Interest at Class HE: M-2 Pass-Through Rate on:

          (a)  Class HE: M-2 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HE: M-2 Liquidation Loss
               Interest Shortfall                                          .00

42.  Amount applied to such interest                                       .00

43.  Liquidation Loss interest remaining unpaid                            .00

     CLASS HE: B Principal Distribution Tests
     (tests must be satisfied on and after the Payment Date occurring in June 2000)

44.  Average Sixty-Day Delinquency Ratio Test

          (a) Sixty-Day Delinquency Ratio for current
              Payment Date                                                2.30%

          (b) Average Sixty-Day Delinquency Ratio Test
              (arithmetic average of ratios for tHEs month
              and two preceding months; may not exceed 2.5%)              1.87%

45.  Average Thirty-Day Delinquency Ratio Test

          (a) Thirty-Day Delinquency Ratio for current
              Payment Date                                                2.73%

          (b) Average Thirty-Day delinquency Ratio Test
              (arithmetic average of ratios for this month
              and two preceding months; may not exceed 5%)                2.33%

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 7



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3334953-0



46.  Cumulative Realized Losses Test

          (a) Cumulative Realized Losses for current
              Payment Date (as a percentage of Cut-off Date
              Pool Principal Balance: may not exceed 9%)                   .04%

47.  Current Realized Losses Test

          (a) Current Realized Losses for current
              Payment Date                                           96,559.94

          (b) Current Realized Loss Ratio (total Realized Losses
              for most recent three months, multiplied By 4, divided
              by arithmetic average of Pool Scheduled Principal
              Balances for third preceding Remittance and for
              current Remittance Date; may not exceed 2%)                  .16%

48.  Class HE: B Principal Balance Test

          (a) Class HE: B Principal Balance (before any distributions on current Payment Date) divided by Pool Scheduled
              Principal Balance for prior Payment Date (must equal or
              exceed 10%)                                                 5.55%

     CLASS HE: B-1 CERTIFICATES
     --------------------------

49.  Amount Available less the Class HE: A Distribution
     Amount and Class HE: M Distribution Amount (including Monthly
     Servicing Fee)                                               1,141,147.10

     INTEREST

50.  Class HE: B-1 Pass-Through Rate                      7.84%

51.  Current Interest                                                74,787.07

52.  Amount applied to Unpaid Class HE: B-1 Interest Shortfall             .00

53.  Amount applied to Class HE: B-1 Interest Deficiency Amount            .00

54.  Remaining unpaid Class HE: B-1 Interest Deficiency Amount             .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 8



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



55.  Remaining Unpaid Class HE: B-1 Interest Shortfall                     .00

     PRINCIPAL

56.  Class B-1 Formula Principal Distribution Amount:
          (a)  Scheduled Principal            .00
          (b)  Principal Prepayments          .00
          (c)  Liquidated Contracts           .00
          (d)  Repurchases                    .00
          (e)  Previously undistributed
               Principal Amounts              .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount  .00

                         Total Principal                                   .00


57.  Pool Scheduled Principal                                   257,985,335.03
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                              30,658,248.75

58.  Class HE: B Percentage for such Payment Date                            0%

59.  Class HE: B Percentage of Formula Principal
     Distribution Amount                                                   .00

60.  Class HE: B Principal Balance                               16,353,721.00

61.  Class HE: B-1 Principal Balance                             11,447,000.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

62.  Aggregate Liquidation Loss Principal Amount                           .00

63.  Class HE: B-1 Liquidation Loss Principal Amount                       .00

64.  Interest at Class HE: B-1 Pass-Through Rate on:

          (a)  Class HE: B-1 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HE: B-1 Liquidation Loss
               Interest Shortfall                                          .00

65.  Amount applied to such interest                                       .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                     Page 9



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



66.  Liquidation Loss interest remaining unpaid                            .00

     CLASS HE: B-2 CERTIFICATES

67.  Remaining Amount Available                                   1,066,360.03

     INTEREST on Class HE: B-2 Principal Balance less Class HE: B-2 Liquidation Loss Principal Amount

68.  Class HE: B-2 Pass-Through Rate         8.00%

69.  Current Interest                                                32,711.47

70.  Amount applied to Unpaid Class HE: B-2 Interest Shortfall             .00

71.  Remaining Unpaid Class HE: B-2 Interest Shortfall                     .00

     PRINCIPAL

72.  Class B-2 Formula Principal Distribution Amount:
          (a)  Scheduled Principal            .00
          (b)  Principal Prepayments          .00
          (c)  Liquidated Contracts           .00
          (d)  Repurchases                    .00
          (e)  Previously undistributed
               Principal Amounts              .00
          (f)  Less Class HE: A-1ARM Formula
               Principal Distribution Amount  .00

                         Total Principal                                   .00

73.  Pool Scheduled Principal Balance of Sub-Pool HE            257,985,335.03
     Scheduled Principal Balance of Adjustable
     Rate Contracts                                              30,658,248.75

74.  Class HE: B Percentage for such Payment Date                            0%

75.  Class HE: B Percentage of Formula Principal Distribution
     Amount                                                                .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 10



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0



76.  Current Principal (Class HE: B Percentage of Formula
     Principal Distribution Amount less Class HE: B-1
     Principal Balance)                                                    .00

77.  Class HE: B-2 Liquidation Loss Principal Amount                       .00

78.  Class HE: B-2 Guaranty Payment                                        .00

79.  Class HE: B-2 Class HE:Principal Balance                     4,906,721.00

     INTEREST ON LIQUIDATION LOSS PRINCIPAL AMOUNT

80.  Aggregate Liquidation Loss Principal Amount                           .00

81.  Class HE: B-2 Liquidation Loss Principal Amount                       .00

82.  Interest at Class HE: B-2 Pass-Through Rate on:

          (a)  Class HE: B-2 Liquidation Loss Principal Amount             .00
          (b)  Unpaid Class HE: B-2 Liquidation Loss Interest
               Shortfall                                                   .00

83.  Amount applied to such interest                                       .00

84.  Liquidation Loss interest remaining unpaid                            .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 11



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505-UN0,UC4,UD2,UE0,UF7,UG5
                                          UH3,UJ9,UK6,UL4,UM2
                                 Trust Account:  3335687-0


     CLASS HE: A, CLASS HE: M, and CLASS HE: B CERTIFICATES
     ------------------------------------------------------

85.  Pool Factors

          (a) Class HE: A-1ARM Pool Factor                           .84082740
          (b) Class HE: A-1 Pool Factor                              .00000000
          (c) Class HE: A-2 Pool Factor                              .87428329
          (d) Class HE: A-3 Pool Factor                             1.00000000
          (e) Class HE: A-4 Pool Factor                             1.00000000
          (f) Class HE: A-5 Pool Factor                             1.00000000
          (g) Class HE: A-6 Pool Factor                             1.00000000
          (h) Class HE: M-1 Pool Factor                             1.00000000
          (i) Class HE: M-2 Pool Factor                             1.00000000
          (j) Class HE: B-1 Pool Factor                             1.00000000
          (k) Class HE: B-2 Pool Factor                             1.00000000

86. Aggregate Scheduled Balances of Delinquent Contracts as of Determination Date

     Total HE Fixed
     (a) 31-59 days       7,411,551.34  132
     (b) 60-89 days       2,165,899.05   38
     (c) 90 or more days    844,131.08   12

     Adjustable Rate
     (a) 31-59 days         478,002.23    7
     (b) 60-89 days         392,214.03    2
     (c) 90 or more days     39,581.44    1

87.  Principal Balance of Defaulted Contracts

     Total HE Fixed Contracts                                     3,062,263.35
     Adjustable Rate Contracts                                      130,414.42

88.  Number of Liquidated Contracts and
     Net Liquidated Loss

     Total HE Fixed Contracts            #6                          96,559.94

     Adjustable Rate Contracts           #0                                .00

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                     1997-B
                                 MONTHLY REPORT
                                 DECEMBER 1997
                                    Page 12



                                 Distribution Date: 1/15/98
                                 CUSIP#:  393505 TF9 TG7 TH5 TJ1 TK8
                                          TL6 TM4 TN2 TP7 TQ5 TR3
                                 Trust Account:  3335687-0



89.  Number of Loans Remaining

     Total HE Fixed Contracts                           5012
     Adjustable Rate Contracts                           275


     CLASS HE: C CERTIFICATES
     ------------------------

90.  Monthly Servicing Fee                                          184,259.31

91.  Guarantee Fee                                                  737,037.24

92.  Class C Residual Payment                                       112,352.00


Please contact the Bondholder Relations Department of First Trust National Association at (612)973-6700 with any questions regarding this Statement or your Distribution.